SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

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October 2, 2019

Dear Fellow Stockholder:

The Western Asset Global High Income Fund Board and management team are building on our strong track record of delivering significant total returns and distributions to stockholders. Your vote is important because Saba Capital, an activist hedge fund, is looking to gain seats on the Fund’s Board in order to implement its self-interested agenda. We believe Saba Capital is waging a campaign rooted in misinformation and outdated or skewed facts in order to mislead stockholders.

The Facts – Driving Strong Performance to Achieve our Investment Objectives

As of June 30, 2019, the Fund had generated better returns[1] than its Lipper peer group[2] averages over 1-, 3- and 5-year periods. Saba Capital’s misleading claims regarding the Fund’s performance are based on data that is cherry-picked from an outdated one-year period and does not reflect the reality of the Fund’s recent performance. In fact, the Fund has taken significant steps to enhance the quality of its portfolio over the last year, which have resulted in 1-year returns[1] of 17.96%, more than double our Lipper peer group[2] average of 8.97% and our key benchmark[3] average of 8.94%.

By reducing expenses and repurchasing shares, the Fund has helped reduce its discount from approximately 16% in December 2018 to approximately 8% in August 2019. Saba Capital is using stale 2018 data to highlight the Fund’s discount to NAV and ignoring the steps that the Fund has taken to significantly reduce its discount to NAV over the course of 2019.

Regulators are Concerned that Activist Hedge Funds are Hurting Closed-End Fund Investors

Saba Capital is one of several activist hedge funds that routinely target closed-end funds to pressure them into implementing initiatives that enable the hedge funds to make a quick profit. These changes are often detrimental to retail stockholders who invest in closed-end funds to gain access to professionally managed portfolios with investment strategies that they would not have exposure to otherwise. This trend has caught the attention of regulators, who fear that investors like you are being put at risk. We share their concern.

During a Congressional hearing on September 25, 2019, Representative Gregory Meeks of New York questioned Robert Jackson Jr., a Commissioner for the SEC, about the threat that activist hedge funds attacking closed-end funds pose to individual investors. Here are their thoughts.

The Board is Committed to Creating Sustainable Value and Serving the Interests of All Stockholders

Do not be distracted by Saba Capital’s distorted facts and misinformation. Protect the value of your investment by voting on the WHITE Proxy Card “FOR” the Western Asset Global High Income Fund Board Nominees and “AGAINST” Saba Capital’s Board De-Classification Proposal today.

Thank you for your support as we continue to execute our value-enhancing strategy.

Sincerely,

The Western Asset Global High Income Fund Inc. Board of Directors

Your Vote is Important, No Matter How Many or How Few Shares You Own

You can vote by internet, telephone or by signing and dating the WHITE proxy card and mailing it in the envelope provided.

If you have any questions about how to vote your shares or need additional assistance, please contact:

Innisfree	Stockholders Call Toll Free: (877) 750-8198

Banks and Brokers Call: (212) 750-5833

REMEMBER:
We urge you NOT to vote using any GOLD proxy card sent to you by Saba Capital, as doing so will revoke your vote on the WHITE proxy card.

Notes

1	The Fund’s performance is based on the price of the Fund’s securities, which are listed for trading on the NYSE.

2	The Fund’s Lipper peer group refers to the peer group of high-yield, levered closed-end funds as selected by Lipper, an independent nationally recognized provider of investment company information.

3

The benchmark is based on a blend, in equal parts, of the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, the Bloomberg Barclays U.S. Aggregate Index, and the JPMorgan Emerging Markets Bond Index Global (EMBI Global). Please note that an investor cannot invest directly in an index. Additional information about the indexes can be found in the Fund’s annual shareholder report. Additional information about the Fund’s performance and about the history of the Board and the Fund’s management generating strong investor returns is included in the Fund’s Proxy Statement and in the Fund’s annual shareholder report.

4

Comments made during a Congressional hearing on September 25, 2019 entitled “Oversight of the Securities and Exchange Commission: Wall Street’s Cop on the Beat”, which aired on C-SPAN. Permission to use quotations neither sought nor obtained.

Past performance is no guarantee of future results. The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice.

All investments are subject to risk including the possible loss of principal. All benchmark performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in a benchmark.

PROTECT YOUR INVESTMENT BY VOTING ONLY THE WHITE VOTING INSTRUCTION FORM TODAY!!
USE ONE OF THE EASY WAYS TO VOTE BELOW:
VOTE BY PHONE 1-800-454-8683
VOTE BY INTERNET WWW.PROXYVOTE.COM
You’ll need your CONTROL NUMBER, which can be found on the WHITE Proxy Card in the box labelled as follows:
XXXX-XXXX-XXXX-XXXX
ANY QUESTIONS?
Please see the Stockholder Voting Guide on the reverse side!

STOCKHOLDER VOTING GUIDE
What will I receive?
You will likely receive several mailings from both Western Asset Global High Income Fund Inc. and Saba Capital ahead of the Company’s Annual Meeting of Stockholders. To support the Company’s nominees, you need to vote FOR ALL nominees on the WHITE Voting Instruction Form, for each of your accounts.
You should DISCARD the Saba Capital’s Gold Voting Instruction Form. Even a protest vote against Saba Capital nominees on the Gold Voting Instruction Form will revoke any prior votes on the Company’s WHITE Voting Instruction Form.
How do I vote?
Use the easy-to-follow instructions on the reverse side of this voting guide.
What if I vote more than once?
ONLY your latest-dated vote will be counted, and it will override your previous votes.
If I do not vote, is that an automatic vote for Western Asset Global High Income Fund Inc.?
No. If you do not vote, your shares will not be counted for this important election.
ANY QUESTIONS?
Please call our proxy solicitor,
Innisfree M&A Incorporated
Toll free: 1-877-750-8198 (from the U.S. or Canada) or +1-412-232-3651 (from other locations)

PROTECT YOUR INVESTMENT BY VOTING ONLY THE WHITE PROXY CARD TODAY!!
USE ONE OF THE EASY WAYS TO VOTE BELOW:
VOTE BY PHONE 1-866-883-2398
VOTE BY INTERNET
WWW.PROXYVOTENOW.COM/EHI
You’ll need your CONTROL NUMBER, which can be found on the WHITE Proxy Card in the box labelled as follows:
CONTROL NUMBER: XXX-XXX-XXXX
ANY QUESTIONS?
Please see the Stockholder Voting Guide on the reverse side!

STOCKHOLDER VOTING GUIDE
What will I receive?
You will likely receive several mailings from both Western Asset Global High Income Fund Inc. and Saba Capital ahead of the Company’s Annual Meeting of Stockholders. To support the Company’s nominees, you need to vote FOR ALL nominees on the WHITE Voting Instruction Form, for each of your accounts.
You should DISCARD the Saba Capital’s Gold Voting Instruction Form. Even a protest vote against Saba Capital nominees on the Gold Voting Instruction Form will revoke any prior votes on the Company’s WHITE Voting Instruction Form.
How do I vote?
Use the easy-to-follow instructions on the reverse side of this voting guide.
What if I vote more than once?
ONLY your latest-dated vote will be counted, and it will override your previous votes.
If I do not vote, is that an automatic vote for Western Asset Global High Income Fund Inc.?
No. If you do not vote, your shares will not be counted for this important election.
ANY QUESTIONS?
Please call our proxy solicitor,
Innisfree M&A Incorporated
Toll free: 1-877-750-8198 (from the U.S. or Canada) or +1-412-232-3651 (from other locations)